UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2017

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On July 14, 2017, pursuant to a prior agreement, the Company delivered to an unaffiliated investor 357,143 shares of its common stock at a price of $0.14 per share and issued to such investor 267,857 Class A Warrants exercisable at $0.175 per share for a period of five years, for an aggregate of $50,000.

On July 18, 2017, pursuant to a prior agreement, the Company delivered to an unaffiliated investor 178,571 shares of its common stock at a price of $0.14 per share and issued to such investor 133,929 Class A Warrants exercisable at $0.175 per share for a period of five years, for an aggregate of $25,000, pursuant to an agreement dated May 31, 2017.

On August 3, 2017, unaffiliated investors converted portions of existing notes into 9,059,107 shares of its common stock at a conversion price of $0.18 and issued to such investors Class A Warrants exercisable at $0.18 per share for a period of five years and Class B Warrants exercisable at $1.00 per share for a period of three months, for an aggregate of $1,630,639.

On August 3, 2017, pursuant to prior agreements, the Company:

•	delivered to an unaffiliated investor 200,000 shares of its common stock at a price of $0.16 per share and issued to such investor 150,000 Class D Warrants exercisable at $0.175 per share for a period of two years, for an aggregate of $32,000;

•	delivered to an unaffiliated investor 2.5 million shares of its common stock at a price of $0.24;

•	delivered to an unaffiliated investor 535,607 shares of its common stock at a price of $0.14 per share and issued to such investor 401,705 Class A Warrants exercisable at $0.175 per share for a period of two years, for an aggregate of $75,000; and

•

delivered to an unaffiliated investor 462,142 shares of its common stock at a price of $0.14 per share and issued to such investor 346,607 Class A Warrants exercisable at $0.175 per share for a period of two years, for an aggregate of $64,700.

On August 4, 2017, unaffiliated investors converted portions of existing notes into 4,885,780 shares of its common stock at a conversion price of $0.20 per share and issued to such investors 2,442,890 Class A Warrants exercisable at $0.23 per share for a period of five years and 2,442,890 Class B Warrants exercisable at $0.30 per share for a period of five years, for an aggregate of $977,156.

The securities were issued pursuant to the exemption from the registration requirements afforded by Section 4(a)(2) and Regulation D of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: August 8, 2017	By: /s/ Linda Powers
Name: Linda Powers Title: Title: Chief Executive Officer and Chairman